UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2025

Cartica Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41198	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 11th Floor New York, NY (Address of principal executive offices)	10105 (Zip Code)

+1 (202) 741-3677

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on June 24, 2024, Cartica Acquisition Corp, a Cayman Islands exempted company (“Cartica”), entered into an Agreement and Plan of Merger (as it amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Cartica, Nidar Infrastructure Limited, a Cayman Islands exempted company (“Nidar”), and Yotta Data and Cloud Limited, a Cayman Islands exempted company and a wholly owned subsidiary of Nidar (“Merger Sub”). Pursuant to the Business Combination Agreement, Merger Sub will merge with and into Cartica (such merger, the “First Merger”), with Cartica surviving the First Merger as a wholly owned subsidiary of Nidar (Cartica, as the surviving entity of the First Merger, the “Surviving Entity”). Immediately following the consummation of the First Merger, the Surviving Entity will merge with and into Nidar (such merger, the “Second Merger”), with Nidar surviving the Second Merger (such company, as the surviving entity of the Second Merger, the “Surviving Company” and, such transactions, collectively, the “Business Combination”).

Forward Purchase Agreement

On December 2, 2025, Cartica and Nidar entered into a forward purchase agreement (the “Forward Purchase Agreement”) with Harraden Circle Investors, LP, Harraden Circle Special Opportunities, LP, Harraden Circle Strategic Investments, LP and Harraden Circle Concentrated, LP (collectively, the “Seller”), for an over-the-counter equity prepaid forward transaction (the “Forward Purchase Transaction”). For purposes of the Forward Purchase Agreement, Cartica and Nidar are referred to as the “Counterparty” prior to and after the consummation of the Business Combination, respectively.

Recycled Shares

Pursuant to the Forward Purchase Agreement, the Seller has agreed to, between (i) the date after the day on which Cartica holds its extraordinary general meeting of shareholders to approve the Business Combination and related matters and (ii) the date before the closing of the Business Combination (the “Closing”), purchase up to 900,000 Class A ordinary shares, par value $0.0001 per share, of Cartica (“Cartica Class A Shares”) through a broker in the open market from holders of Cartica Class A Shares (other than Cartica), including from holders who have previously elected to have their Cartica Class A Shares redeemed in connection with the Business Combination pursuant to the redemption rights (the “Redemption Rights”) set forth in Cartica’s Amended and Restated Memorandum of Association, as amended. For purposes of the Forward Purchase Agreement, the Cartica Class A Shares purchased by the Seller, together with any Cartica Class A Shares held by the Seller as of the date of the Forward Purchase Agreement, are referred to as the “Recycled Shares.” Pursuant to the Forward Purchase Agreement, the Seller waived the Redemption Rights with respect to the Recycled Shares, except for any redemption following an Additional Termination Event (as defined below). The aggregate number of Cartica Class A Shares subject to the Forward Purchase Agreement (the “Number of Shares”) will be the aggregate number of Recycled Shares as notified to the Counterparty by the Seller, but in no event more than 900,000 Cartica Class A Shares. The Number of Shares is subject to reduction following the full or partial optional early termination of the Forward Purchase Agreement as described below.

Prepayment Amount

The Forward Purchase Agreement provides that no later than the earlier of (i) one business day after the Closing and (ii) the date any assets from Cartica’s trust account are disbursed in connection with the Business Combination, the Seller will be paid directly, out of the funds held in Cartica’s trust account, an amount (the “Prepayment Amount”) equal to the product of (y) the Number of Shares and (z) an amount (the “Initial Price”) equal to the redemption price per share payable to investors who elected to redeem in connection with the Business Combination.

Terminated Shares

From time to time on any day The Nasdaq Stock Market LLC is open for trading following the date of the Closing (any such date, an “OET Date”), the Seller may, in its absolute discretion, elect to sell any and all Recycled Shares it owns. Any such sale shall automatically terminate the Forward Purchase Transaction in whole or in part with respect to any such number of shares sold. The Seller must, on any such OET Date, give written notice to the Counterparty of such termination and specify the number of sold Recycled Shares (such shares, the “Terminated Shares”). As of each OET Date, the Seller will be required to pay the Counterparty an amount equal to the product of (i) the Reset Price (as defined below) then in effect and (ii) the number of Terminated Shares. For purposes of the Forward Purchase Agreement, “Reset Price” is defined as the Initial Price, as adjusted (i) from time to time in the Counterparty’s sole discretion to the lower of (y) the then current Reset Price and (z) the lowest daily volume-weighted average price of ordinary shares, par value $0.0001 per share, of Nidar (“Nidar Ordinary Shares”) over the prior 10 trading days and (ii) for certain dilutive offerings of Cartica Class A Shares or, following the Business Combination, Nidar Ordinary Shares (collectively, “Shares”) or securities that would entitle the holder thereof to acquire or sell on behalf of the Counterparty at any time Shares or other securities of the Counterparty.

Maturity

The Forward Purchase Agreement’s maturity date (the “Maturity Date”) is the earlier of (i) the date that is 12 months after the Closing or (ii) the date specified by the Seller in a written notice to be delivered to the Counterparty at Seller sole discretion, which date may not be earlier than the day such notice is effective and which notice will become effective immediately upon its delivery from the Seller to the Counterparty. On the Maturity Date, in exchange for delivery of the then held Number of Shares to the Counterparty, the Seller will retain the Prepayment Amount with respect to such shares held by the Seller as of the Maturity Date, which will exclude any Terminated Shares.

Termination of Forward Purchase Agreement

The Forward Purchase Agreement may be terminated by any of the parties thereto if any of the following events occur: (i) the Business Combination Agreement is terminated prior to the Closing, (ii) if it is, or, as a consequence of a change in law, regulation or interpretation, it becomes or will become, unlawful for the Seller or the Counterparty to perform any of their respective obligations contemplated by the Forward Purchase Transaction or (iii) upon the occurrence of any Material Adverse Change (as defined in the Forward Purchase Agreement) of the Counterparty (each of such events, an “Additional Termination Event”), except that the Counterparty may not terminate the Forward Purchase Agreement upon the occurrence of a Material Adverse Change of the Counterparty. Upon any termination that occurs following the closing of the Business Combination due to clauses (ii) or (iii) above, the Counterparty will be obligated to promptly accept for redemption all of the Recycled Shares in exchange for the Initial Price, less any Prepayment Amount in respect of such Recycled Shares actually received by the Seller.

Indemnification and Liability

The Counterparty has agreed to indemnify and hold harmless the Seller, its affiliates, assignees and other parties described in the Forward Purchase Agreement (the “Seller Indemnified Parties”) from and against any and all losses (but not including financial losses to such Seller Indemnified Party relating to the economic terms of the Forward Purchase Transaction provided that the Counterparty performs its obligations under the Forward Purchase Agreement in accordance with its terms), incurred by or asserted against such Seller Indemnified Party arising out of, in connection with, or relating to, the execution or delivery of the Forward Purchase Agreement, the performance by the Counterparty of its obligations under the Forward Purchase Transaction, any breach of any covenant or representation made by the Counterparty in the Forward Purchase Agreement or the 2002 ISDA Master Agreement (the “ISDA Form”), to which the Forward Purchase Transaction is subject, regulatory filings made by the Counterparty related to the Forward Purchase Transaction (other than any losses that relate to any information provided by or on behalf of the Seller or its affiliates), or the consummation of the transactions contemplated by the Forward Purchase Agreement (“Covered Losses”). The Counterparty has agreed to reimburse the Seller Indemnified Parties for their reasonable, out-of-pocket, expenses incurred in connection with such liabilities, subject to certain exceptions described in the Forward Purchase Agreement, and has agreed to contribute to any amounts required to be paid by any Seller Indemnified Parties if such indemnification is unavailable or insufficient to hold such party harmless. The Counterparty will not have indemnification obligations with respect to any loss (i) related to the manner in which a Seller sells, or arising out of any sales by a Seller of, any Recycled Shares owned by the Seller and (ii) to the extent that such loss is found in a nonappealable judgment by a court of competent jurisdiction to have resulted from the Seller’s material breach of any covenant, representation or other obligation in the Forward Purchase Agreement or the ISDA Form or from the Seller’s willful misconduct, gross negligence or bad faith in performing the services that are subject of the Forward Purchase Transaction.

The Counterparty also agreed that no Indemnified Party will have any liability to the Counterparty or any person asserting claims on behalf of or in right of the Counterparty in connection with or as a result of any matter referred to in the Forward Purchase Agreement except to the extent that any losses, claims, damages, liabilities or expenses incurred by Counterparty result from such Indemnified Party’s breach of any covenant, representation or other obligation in this Confirmation or the ISDA Form or from the gross negligence, willful misconduct or bad faith of the Indemnified Party or breach of any U.S. federal or state securities laws or the rules, regulations or applicable interpretations of the Securities and Exchange Commission.

Reimbursement of Legal Expenses

The Counterparty has agreed pay to the Seller an amount equal to (i) the reasonable and documented attorney fees and other reasonable and documented expenses related to such attorney fees incurred by the Seller or its affiliates in connection with the Forward Purchase Transaction and (ii) expenses actually incurred in connection with the acquisition of the Recycled Shares.

Relationship with Redemption of Shares

The Seller’s non-redemption of any Recycled Shares in connection with the Business Combination may reduce the number of Cartica Class A Shares redeemed in connection with the Business Combination, and such reduction could alter the perception of the potential strength of the combined company following the Business Combination. The Forward Purchase Agreement has been structured, and all activity in connection with such agreement has been undertaken, to comply with the requirements of all tender offer regulations applicable to the Business Combination and the redemption of Cartica Class A Shares in connection therewith, including Rule 14e-5 under the Securities Exchange Act of 1934, as amended.

The foregoing description of the Forward Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Forward Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Such statements may include, but are not limited to, statements regarding the Business Combination, the Extraordinary General Meeting and supplemental disclosure for the proxy statement/prospectus. The forward-looking statements contained in this Current Report on Form 8-K reflect Cartica’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual events to differ significantly from those expressed in any forward-looking statement. Cartica does not guarantee that the transactions and events described will happen as described (or that they will happen at all). In particular, there can be no assurance that the Business Combination will close in a timely manner or at all.

These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, changes in domestic and foreign business, market, financial, political, and legal conditions; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination; the outcome of any legal proceedings that may be instituted against Cartica, Nidar or others related to the Business Combination; the inability of Nidar to obtain commitments to purchase securities in the amount contemplated by the Business Combination Agreement; the amount of redemptions by Cartica’s public shareholders in connection with the Business Combination; the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Cartica or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet the applicable stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of Nidar as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of Nidar to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; costs related to the Business Combination; changes in applicable laws or regulations; Nidar’s estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; any downturn or volatility in economic conditions; changes in the competitive environment affecting Nidar or its customers, including Nidar’s inability to introduce new services or technologies; the impact of pricing pressure and erosion; supply chain risks; risks to Nidar’s ability to protect its intellectual property and avoid infringement by others, or claims of infringement against Nidar; the possibility that Cartica or Nidar may be adversely affected by other economic, business and/or competitive factors; Nidar’s estimates of its financial performance; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Forward Looking Statements” in the proxy statement/prospectus and in reports Cartica files with the SEC.

If any of these risks materialize or Cartica’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. While forward-looking statements reflect Cartica’s good faith beliefs, they are not guarantees of future performance. Cartica disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Current Report on Form 8-K, except as required by applicable law. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Cartica.

Additional Information and Where to Find It

In connection with the Business Combination, Cartica and Nidar prepared, and Nidar filed, a registration statement on Form F-4 (File No. 333-283189) (the “Registration Statement”), containing the proxy statement/prospectus and certain other related documents, which is both the proxy statement that was distributed to Cartica’s shareholders in connection with Cartica’s solicitation of proxies for the Extraordinary General Meeting, as well as the prospectus relating to the offer and sale of the securities to be issued in connection with the Business Combination. Cartica mailed the proxy statement/prospectus and other relevant documents to its shareholders as of the Record Date. This Current Report on Form 8-K is not a substitute for the Registration Statement, the proxy statement/prospectus or any other document that Cartica will send to its shareholders in connection with the Business Combination. Investors and security holders are urged to read the proxy statement/prospectus because the proxy statement/prospectus contains important information about the Business Combination and the parties to the Business Combination.

SHAREHOLDERS OF CARTICA ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE BUSINESS COMBINATION THAT NIDAR AND CARTICA WILL FILE OR HAVE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS.

Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Cartica or Nidar through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Each of Cartica, Nidar and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Cartica’s shareholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Cartica’s shareholders in connection with the Business Combination is contained in the Registration Statement, the proxy statement/prospectus and other relevant materials filed with the SEC. These documents can be obtained free of charge at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K relates to the Business Combination and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom, and otherwise in accordance with applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Forward Purchase Agreement, dated December 2, 2025, by and between Cartica Acquisition Corp, Nidar Infrastructure Limited, Harraden Circle Investors, LP, Harraden Circle Special Opportunities LP, Harraden Circle Strategic Investments, LP and Harraden Circle Concentrated, LP.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTICA ACQUISITION CORP

Date: December 2, 2025	By:	/s/ Suresh Guduru
	Name:	Suresh Guduru
	Title:	Chairman and Chief Executive Officer